EXHIBIT 99.8

Equity One 2002-3
Term Sheet


Class B-1
Balance         8,775,000       Delay                  24
Coupon          at pricing      Dated            5/1/2002
Settle          6/14/2002       First Payment   6/25/2002
100% PPC, 10% Call

--------------------------------------
Lag                          12 month
Recoveries                        40%
--------------------------------------

Forward Libor
CDR   >>>>>               6.0           6.1           6.2          6.3           6.4           6.5
Price                    Yield         Yield         Yield        Yield         Yield         Yield
100                      6.931         6.933         6.937         6.94         6.944         6.906

WAL                      5.56          5.68          5.94          6.21         6.47          6.71
Mod Durn                  4.4          4.48          4.65          4.82         4.98          5.14
Mod Convexity            0.257         0.265         0.285        0.305         0.325         0.343
Prcp Loss                  -             -             -             -            -          31,994
Tot Coll Loss         31,972,349    32,520,905    33,069,996   33,619,624    34,169,789   34,720,494
Loss %                   11.30%        11.49%        11.68%       11.88%        12.07%        12.27%


CDR   >>>>>                6.6           6.7            6.8            6.9          7.0
Price                     Yield         Yield          Yield          Yield        Yield
100                       6.166         5.393          4.585          3.739        2.849

WAL                       6.92          7.08            7.2           7.27          7.31
Mod Durn                  5.25          5.35           5.46           5.56          5.66
Mod Convexity             0.357         0.37           0.384          0.398        0.412
Prcp Loss                600,965    1,163,705      1,720,880      2,273,468      2,822,076
Tot Coll Loss         35,271,739    35,823,526     36,375,854     36,928,727    37,482,143
Loss %                  12.46%        12.66%         12.85%          13.05%        13.24%

-----------------------------------
Lag                          12 month
Recoveries                        50%
--------------------------------------

Forward Libor
CDR   >>>>>               7.0            7.1           7.2          7.3           7.4          7.5
Price                    Yield          Yield         Yield        Yield         Yield        Yield
100                      6.93           6.931         6.932        6.933         6.935        6.938

WAL                      5.49           5.53          5.58          5.66         5.82         6.05
Mod Durn                 4.34           4.37          4.41          4.47         4.57         4.72
Mod Convexity            0.253          0.255         0.258        0.263         0.275        0.292
Prcp Loss                  -             -             -             -            -            -
Tot Coll Loss        31,235,222     31,696,859    32,158,951   32,621,501    33,084,508   33,547,973
Loss %                  11.04%         11.20%        11.36%       11.53%        11.69%       11.85%


CDR   >>>>>                7.6           7.7            7.8            7.9          8.0
Price                     Yield         Yield          Yield          Yield        Yield
100                       6.941         6.944          6.946          6.548        5.847

WAL                       6.27          6.48           6.68           6.88          7.07
Mod Durn                  4.86          4.99           5.12           5.23          5.33
Mod Convexity             0.309         0.325          0.341          0.354        0.368
Prcp Loss                  -             -              -           313,915       848,346
Tot Coll Loss         34,011,899    34,476,284     34,941,131     35,406,441    35,992,574
Loss %                   12.02%        12.18%         12.34%         12.51%       12.72%


--------------------------------------
Lag                          12 month
Recoveries                        60%
--------------------------------------

Forward Libor
CDR   >>>>>               9.0           9.1           9.2          9.3           9.4           9.5
Price                    Yield         Yield         Yield        Yield         Yield         Yield
100                      6.932         6.933         6.934        6.936         6.939         6.941

WAL                      5.63          5.68          5.75          5.88         6.06          6.24
Mod Durn                 4.44          4.48          4.53          4.61         4.73          4.85
Mod Convexity            0.262         0.265         0.27         0.279         0.293         0.307
Prcp Loss                  -             -             -             -            -             -
Tot Coll Loss         32,553,476    32,931,489    33,309,881   33,688,653    34,067,809    34,447,348
Loss %                  11.50%        11.63%        11.77%       11.90%        12.04%        12.17%


CDR   >>>>>              9.6           9.7            9.8            9.9          10.0
Price                   Yield         Yield          Yield          Yield        Yield
100                     6.943         6.945          6.947          6.73         6.242

WAL                     6.42          6.59           6.76           6.92          7.05
Mod Durn                4.96          5.06           5.17           5.26          5.33
Mod Convexity           0.321         0.334          0.347          0.358        0.367
Prcp Loss                 -             -              -          175,655       557,710
Tot Coll Loss        34,827,272    35,207,582     35,588,277     35,969,360   36,350,831
Loss %                 12.30%        12.44%         12.57%         12.71%        12.84%

--------------------------------------
Lag                          12 month
Recoveries                        70%
--------------------------------------

Forward Libor
CDR   >>>>>              13.0          13.1          13.2          13.3         13.4          13.5
Price                    Yield         Yield         Yield        Yield         Yield         Yield
100                      6.946         6.947         6.949        6.857         6.501         6.136

WAL                      6.66          6.79          6.92          7.04         7.15          7.25
Mod Durn                  5.1          5.19          5.27          5.34         5.39          5.44
Mod Convexity            0.34          0.35          0.36         0.369         0.376         0.383
Prcp Loss                 -             -             -         77,514        369,007       658,454
Tot Coll Loss        36,216,533    36,513,871    36,811,524   37,109,490    37,407,773    37,706,371
Loss %                  12.80%        12.90%        13.01%       13.11%        13.22%        13.32%


CDR   >>>>>            13.6          13.7           13.8           13.9          14.0
Price                  Yield         Yield          Yield          Yield        Yield
100                    5.761         5.378          4.985          4.582        4.168

WAL                    7.33           7.4           7.46           7.51          7.54
Mod Durn                5.5          5.55            5.6           5.65          5.7
Mod Convexity          0.39          0.397          0.404          0.411        0.418
Prcp Loss            946,403    1,232,808      1,517,981       1,802,046     2,084,986
Tot Coll Loss      38,005,285    38,304,517     38,604,067     38,903,936   39,204,124
Loss %                13.43%        13.53%         13.64%         13.74%       13.85%


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Serkan Erikci
Wachovia Securities
Corporate & Investment Banking
serkan.erikci@wachovia.com
(704) 715-1263